Commitments and Contingencies	12 Months Ended
Jun. 30, 2012
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
23.	Commitments and Contingencies

Operating lease commitments

Payments under operating leases for land and buildings and plant and machinery, which are mainly used to conduct operations, are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases have various rights of renewal with lease periods ranging from 3 to 45 years. Future minimum lease payments for each of the next five years and thereafter, under all non-cancelable operating leases, are as follows:

Year ending June 30	(RMB’000)	(US$’000)

2013	98,951	15,576
2014	75,533	11,889
2015	60,796	9,570
2016	44,999	7,083
2017	33,886	5,334
Thereafter	117,858	18,552
	432,023	68,004

Total rental and operating lease expense was RMB15,350,133, RMB3,794,407, RMB28,511,507 and RMB158,946,663 (US$25,019,151) for the years ended December 31, 2009 and 2010, six months ended June 30, 2011, and the year ended June 30, 2012, respectively.

Purchase commitments

Purchase commitments mainly consist of service agreements entered into with corn seed companies to purchase corn seeds. The terms of the agreements are for a period of one year. Future minimum purchase payments for the year ending June 30, 2013, under all non-cancelable agreements are RMB38,956,000 (US$6,132,000).

Commitment for capital expenditure

Year ending June 30	(RMB’000)	(US$’000)

2013 (i)	16,771	2,640
2014 (ii)	9,623	1,515
	26,394	4,155

(i)	The Company is constructing a seeds drying plant in Xinjiang province in the PRC. The related committed capital expenditure commitment is approximately RMB10.0 million in year 2013.

(ii)	The Company has committed to buy land as part of its purchase of the Corson Grain business. The property is to be purchased for RMB9.0 million (US$1.4 million) in November 2013.

Commitment for Investment in BioPacific Ventures

The Company has committed RMB70.1 million (US$11.0 million) to an international fund, BioPacific Ventures established for investment in food and agriculture life sciences. The Company’s investment in BioPacific Ventures will be made over approximately six years. The investment has an anticipated total lifespan of 12 years. At 30 June 2012, RMB65.2 million (US$10.3 million) has been drawn on the committed level of investment, which is accounted for under equity method in other investments.

Commitment for Investment in Beijing Zhongnong Seed Industry Co., Ltd

In October 2009, the Company entered into a strategic co-operation framework agreement with the China National Academy of Agricultural Sciences ("CNAAS"), one of the largest agricultural research organization in the PRC, providing for future co-operation across the spectrum of agricultural research. The Company also entered into an investment agreement with CNAAS and its affiliates, under which the Company is to invest RMB35 million (of which RMB11 million has been paid as of June 30, 2012) for a 53.84% equity interest of Beijing Zhongnong Seed Industry Co., Ltd ("Zhongnong"), a company wholly owned by CNAAS and its affiliates. Zhongnong has priority rights to accept the transfer of all existing and future cultivated seed varieties owned by CNAAS and its affiliates for the purpose of commercialization. The Company did not make any further payments for the investment in 2010. According to the investment agreement, CNAAS has the right to cancel this agreement if Agria has not injected RMB35 million within 3 months after the signature of the investment agreement and this 3 month period ended on January 27, 2010. However, as Agria is co-operating with CNAAS in several areas through Zhongnong, management believes that the probability of CNAAS cancelling the investment agreement is remote.

Enterprise income tax

All PRC incorporated entities are subject to enterprise income tax regulations promulgated by the Ministry of Finance and the State Tax Bureau of the PRC.

As of June 30, 2012, the Company recognized approximately RMB3,759,000 (US$592,000) of liabilities for unrecognized tax benefits and, in addition, approximately RMB3,727,000 (US$587,000) of related interest and penalties. The final outcome of these tax uncertainties is dependent upon various matters including tax examinations, legal proceedings, certain authority proceedings, changes in regulatory tax laws and interpretations of those tax laws, or expiration of statutes of limitation.

However, due to the uncertainties associated with litigation, and the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, which could include formal legal proceedings, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As of June 30, 2012, the Company classified all of the above liabilities for unrecognized tax benefits and related interest and penalties as current liabilities.

Class action lawsuits

On February 3, 2009, a consolidated class action lawsuit in the United States District Court for the Southern District of New York was filed, alleging violations of various sections of the Securities Act, against the Company, our executive officers, our directors and other defendants. The lawsuit alleges that our initial public offering registration statement and prospectus failed to disclose certain alleged discussions between two Agria executives relating to requests for additional compensation and a threatened resignation.

On December 1, 2009, the U.S. District Court for the Southern District of New York dismissed the consolidated class action against the Company and the underwriter defendants, and the Court issued a judgment in favor of the Company and the underwriter defendants.

On June 4, 2010, the Company entered into a memorandum of understanding with the lead plaintiff reflecting an agreement in principle and agreed to pay $3.75 million to settle all claims asserted in the class action lawsuit. On September 20, 2010, the court granted a preliminary approval of the settlement. The deadline for filing objections to the Settlement, Plan of Distribution of settlement proceeds, and attorneys' fee and expense request by Lead Plaintiff's counsel expired on January 7, 2011, and no such objections were filed by Class Members.

On June 7, 2011, the court granted final approval of the settlement and entered a final judgment resolving the case. The settlement amount is within the limit of our applicable insurance policies, and the settlement is not expected to have any significant impact on our financial position, results of operation or cash flows.